Filed pursuant to Rule 497(e)
File No. 333-167730

CORPORATE CAPITAL TRUST, INC.
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Supplement dated January 7, 2013

To

Prospectus dated April 27, 2012
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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).  This supplement is part of, and should be read in conjunction with, the Prospectus.  The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650.  Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses.  You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.
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This supplement amends the Prospectus as follows:

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The third paragraph under the section “—Financial Condition, Liquidity and Capital Resources —Expense Waiver and Reimbursement Arrangements with our Advisors” is amended by deleting the reference therein to “1.91%” and inserting “1.75%” in the place of such deleted reference.